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                         Supplement dated March 1, 2005
                             to the Prospectuses for
     Group and Individual Flexible Premium Variable Life Insurance Policies
                                       and
    Flexible Premium Joint and Last Survivor Variable Life Insurance Policies
                                    Issued by
                         Paragon Life Insurance Company

Paragon Life Insurance Company ("Paragon") is amending the Prospectuses for the above-captioned group and individual flexible premium variable life insurance policies and flexible premium joint and last survivor variable life insurance policies for the sole purpose of announcing the planned merger of Paragon with and into Metropolitan Life Insurance Company ("MetLife"). Please read this Supplement carefully and keep it with your Prospectus for future reference.

The following information should be read in conjunction with the information under the heading "The Company" in your Prospectus.

     The Board of Directors of MetLife and the sole shareholder of Paragon have authorized the merger of Paragon with and into MetLife, subject to receipt of required approvals from the Securities and Exchange Commission and certain state insurance departments. Formed under the laws of the State of New York in 1868, MetLife is a leading provider of insurance and other financial services to individual and institutional customers. MetLife is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. Paragon and MetLife expect to complete the merger on or about April 29, 2005. The merger will have no effect on your underlying investments or your Policy, other than to change the company that supports your Policy's guaranteed benefits.

     Following the merger, all Policies previously issued by Paragon will become Policies of the surviving company, MetLife, and MetLife will possess all the rights, duties and obligations of Paragon, including those relating to the registered separate accounts funding the Policies. (See "The Separate Account" in your Prospectus.) You will become a Policy owner of MetLife to the same extent and with the same rights, powers, privileges, liabilities and duties as though MetLife had issued your Policy originally.

The following information should be read in conjunction with the information under the heading "The Separate Account" in your Prospectus.

     Upon the merger of Paragon with and into MetLife, Separate Accounts A, B, C and D of Paragon Life Insurance Company (the "Separate Accounts") will be transferred intact to MetLife, and will be renamed Paragon Separate Account A, Paragon Separate Account B, Paragon Separate Account C and Paragon Separate Account D, respectively. After the transfer, the Separate Accounts will continue to support the Policies. The transfer of the Separate Accounts will be structured to maintain all investment options currently available under the Policies, and to have no adverse impact (including federal tax impact) on any Policy owners or their respective insurance account values.

                                    * * * * *

Policy owner inquiries should be directed to Paragon at 190 Carondelet Plaza, St. Louis, MO 63105, or by calling 1-800-756-0124.